GOODWILL AND INTANGIBLE ASSETS	12 Months Ended
Jun. 30, 2013
Notes to Financial Statements [Abstract]
GOODWILL AND INTANGIBLE ASSETS
NOTE 2
GOODWILL AND INTANGIBLE ASSETS
The change in the net carrying amount of goodwill by reportable segment was as follows:

	Beauty	Grooming	Health Care	Fabric Care and Home Care	Baby, Feminine and Family Care	Corporate	Total Company
GOODWILL at JUNE 30, 2011 - Gross	$18,039	$22,650	$8,074	$4,589	$3,804	$406	$57,562
Accumulated impairment losses at June 30, 2011	—	—	—	—	—	—	—
GOODWILL at JUNE 30, 2011 - Net	18,039	22,650	8,074	4,589	3,804	406	57,562
Acquisitions and divestitures	(3)	(12)	477	34	(3)	(92)	401
Goodwill impairment charges	(431)	(899)	—	—	—	—	(1,330)
Translation and other	(1,176)	(1,059)	(304)	(199)	(117)	(5)	(2,860)
GOODWILL at JUNE 30, 2012 - Gross	16,860	21,579	8,247	4,424	3,684	309	55,103
Accumulated impairment losses at June 30, 2012	(431)	(899)	—	—	—	—	(1,330)
GOODWILL at JUNE 30, 2012 - Net	16,429	20,680	8,247	4,424	3,684	309	53,773
Acquisitions and divestitures	(21)	(40)	—	(14)	1,090	—	1,015
Goodwill impairment charges	—	(259)	—	—	—	—	(259)
Translation and other	255	236	71	43	54	—	659
GOODWILL at JUNE 30, 2013 - Gross	17,094	21,775	8,318	4,453	4,828	309	56,777
Accumulated impairment losses at June 30, 2013	(431)	(1,158)	—	—	—	—	(1,589)
GOODWILL at JUNE 30, 2013 - Net	16,663	20,617	8,318	4,453	4,828	309	55,188
In October 2012, the Company acquired our partner's interest in a joint venture in Iberia that operates in our Baby, Feminine and Family Care reportable segment. We paid $1.1 billion for our partner's interest and the transaction was accounted for as a business combination. The total enterprise value of $1.9 billion was allocated to indefinite-lived intangible assets of $0.2 billion, defined-life intangible assets of $0.9 billion and goodwill of $1.1 billion. These were partially offset by $0.3 billion of deferred tax liabilities on the intangible assets. The Company recognized a $0.6 billion holding gain on its previously held investment, which was included in other non-operating income, net in the Consolidated Statement of Earnings in fiscal 2013. In addition to these items and the impairment discussed below, the remaining net increase in goodwill since June 30, 2012 was primarily due to currency translation across all reportable segments.
During the fourth quarter of fiscal 2013, the estimated fair value of our Appliances reporting unit declined below its carrying amount. As a result, we recorded a non-cash before and after-tax impairment charge of $259 in fiscal 2013 to reduce the carrying amount of goodwill to estimated fair value.
The same factors that led to the decline in the fair value of the reporting unit led to a decline in the fair value of our Braun trade name intangible asset below its respective carrying value. This resulted in a non-cash before-tax impairment charge of $49 ($31 after-tax) to reduce the carrying amount of this asset to its fair value.
The results of our goodwill impairment testing during fiscal 2012 determined that the estimated fair values of our Appliances and Salon Professional reporting units were less than their respective carrying amounts. As a result, we recorded a non-cash before and after-tax impairment charge of $1.3 billion in fiscal 2012 to reduce the carrying amount of goodwill to estimated fair value; $899 of the impairment related to Appliances and $431 related to Salon Professional.
Our impairment testing for indefinite-lived intangible assets during fiscal 2012 also indicated a decline in the fair value of our Koleston Perfect and Wella trade name intangible assets below their respective carrying values. This resulted in a non-cash before-tax impairment charge of $246 ($173 after-tax) to reduce the carrying amounts of these assets to their respective fair values.
All of the fiscal 2013 and 2012 goodwill and indefinite-lived intangible asset impairment charges are included in Corporate for segment reporting.
The goodwill and intangible asset valuations are dependent on a number of significant estimates and assumptions, including macroeconomic conditions, overall category growth rates, competitive activities, cost containment and margin expansion and Company business plans. We believe these estimates and assumptions are reasonable. However, actual events and results could differ substantially from those used in our valuations. To the extent such factors result in a failure to achieve the level of projected cash flows used to estimate fair value, we may need to record additional non-cash impairment charges in the future.

The fiscal 2013 declines in fair values of the Appliances reporting unit and the Braun trade name intangible asset were primarily driven by currency impacts. Specifically, currency in Japan, a country that generates a significant portion of the Appliances earnings, devalued approximately 20% in the second half of fiscal 2013 relative to the currencies in which the underlying net assets are recorded. This sustained reduction in the yen reduced the underlying category market size and the projected future cash flows of the business, which in turn triggered the impairment.

The fiscal 2012 declines in the fair values of the Appliances and Salon Professional reporting units and the underlying Koleston Perfect and Wella trade name intangible assets were driven by a combination of similar competitive and economic factors, which resulted in a reduction in the forecasted growth rates and cash flows used to estimate fair value. The factors included: (1) a more prolonged and deeper deterioration of the macroeconomic environment than was previously expected which, due to the more discretionary nature of the Appliances and Salon Professional businesses, led to a reduction in the overall market size in the short term and a more significant and prolonged reduction in the expected underlying market growth rates and resulting sales levels in the longer term. This was particularly evident in Europe, where we have historically generated a majority of the Appliances and Salon Professional sales; (2) increasing competitive levels of innovation in Salon Professional, which negatively impacted our current and nearer-term projected market share progress; and, (3) an increasing level of competitive pricing activities, which negatively impacted overall category profitability. As a result of these factors, we reduced our current and long-term sales and earnings forecasts for these businesses.
In addition to the impairment charges discussed above, goodwill also decreased in fiscal 2012 due to currency translation across all reporting segments partially offset by the establishment of goodwill related to the business combination with Teva Pharmaceuticals Ltd. in our Health Care reportable segment.
Identifiable intangible assets were comprised of:

	2013		2012
June 30	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
INTANGIBLE ASSETS WITH DETERMINABLE LIVES
Brands	$4,251	$2,020	$3,297	$1,687
Patents and technology	2,976	2,032	3,164	2,021
Customer relationships	2,118	703	2,048	642
Other	348	168	352	218
TOTAL	9,693	4,923	8,861	4,568

INTANGIBLE ASSETS WITH INDEFINITE LIVES
Brands	26,802	—	26,695	—
TOTAL	36,495	4,923	35,556	4,568

Amortization expense of intangible assets was as follows:

Years ended June 30	2013	2012	2011
Intangible asset amortization	$528	$500	$546

Estimated amortization expense over the next five fiscal years is as follows:

Years ended June 30	2014	2015	2016	2017	2018
Estimated amortization expense	$504	$485	$442	$405	$380
Such estimates do not reflect the impact of future foreign exchange rate changes.